Exhibit 10.1

                           ADDENDUM TO PROMISSORY NOTE

            THIS  ADDENDUM  TO  PROMISSORY   NOTE  (this  " Addendum")  is dated
August  5,  2005,   between   MICROHELIX,   INC.,  an  Oregon  corporation  (the
"Borrower"), and MARTI D. LUNDY (the "Lender").

            A. Borrower made a Promissory Note dated April 8, 2005 (the "Note") in favor of the Lender in the principal amount of $1,250,000.00; and

            B. The parties desire to amend the Note pursuant to the terms of this Addendum.

            For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. Continuing Effectiveness. Except as modified herein, all of the terms, conditions, covenants, and restrictions set forth in the Note shall remain in full force and effect among the parties.

            2. Payment. The second sentence of Section 1 of the Note shall be amended to read as follows: "The first six payments are due on May 8, 2005, June 8, 2005, July 8, 2005, August 8, 2005, September 8, 2005, and October 8, 2005,
and these payments shall be interest-only payments in the amount of $10,416.67 each." Except as modified in the preceding sentence, Section 1 of the Note shall remain in full force and effect among the parties.

                                     BORROWER:

                                     MICROHELIX, INC., an Oregon corporation

                                     By:   /s/ Tyram H. Pettit
                                         ---------------------------------------
                                         Tyram H. Pettit
                                         President and Chief Executive Officer


                                     LENDER:

                                         /s/ Marti D. Lundy
                                         ---------------------------------------
                                         Marti D. Lundy